SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 24, 1998
                                -----------------
                Date of Report (Date of earliest event reported)

                              IVC INDUSTRIES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

        0-23624                                         22-1567481
        -------                                         ----------
(Commission File Number)                   (IRS Employer Identification Number)

      500 Halls Mill Road, Freehold, New Jersey              07728
      ------------------------------------------------------------
       (Address of Principal Executive Offices)          (Zip Code)

      Registrant's telephone number, including area code (732) 308-3000
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ITEM 5. OTHER EVENTS

      On November 24, 1998, the Board of Directors of IVC Industries, Inc. (the "Company") decided to hold the Company's next Annual Meeting of Shareholders on January 7, 1999. Accordingly, the deadline for submitting shareholder proposals for inclusion in the proxy statement and form of proxy relating to that meeting is December 7, 1998.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IVC INDUSTRIES, INC.


                                    By: /s/ E. Joseph Edell
                                        ---------------------------
                                        E. Joseph Edell
                                        Chairman of the Board and
                                        Chief Executive Officer

Date:  November 25, 1998